UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2011

ITEM 1. REPORT TO STOCKHOLDERS.
USAA EMERGING MARKETS FUND - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2011

[LOGO OF USAA]
   USAA(R)

                                       [GRAPHIC OF USAA EMERGING MARKETS FUND]

 ============================================================

      ANNUAL REPORT
      USAA EMERGING MARKETS FUND
      FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
      MAY 31, 2011

 ============================================================

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

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PRESIDENT'S MESSAGE

"ALTHOUGH STOCK VALUATIONS INCREASED OVER
THE COURSE OF THE REPORTING PERIOD, I BELIEVE      [PHOTO OF DANIEL S. McNAMARA]
THAT AS OF THIS WRITING SAVVY INVESTORS COULD
STILL FIND ATTRACTIVE OPPORTUNITIES"

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JUNE 2011

Market sentiment fluctuated during the fiscal year as investors responded to geopolitical turmoil, shifting monetary policy, higher energy and commodities prices, and concern about the strength and sustainability of the economic recovery.

At the beginning of the period, investors were expecting the Federal Reserve (the Fed) to reverse its monetary accommodations (the Fed's balance sheet had expanded as a result of its quantitative easing programs). Some believed that by doing so, the Fed would compound the nation's economic problems. Perhaps to ease these fears, Fed chairman Ben Bernanke strongly hinted in a speech in late August 2010 about a new round of quantitative easing (QE2). As investors speculated about the size and scope of QE2, the prices of U.S. Treasury securities -- which the Fed was widely expected to buy -- declined and higher risk assets, such as stocks, corporate bonds and high-yield securities, generally rallied. The rally continued through the November mid-term elections.

After the elections, the Fed announced the details of QE2: the purchase of up to $600 billion in long-term Treasuries. In response, and contrary to what one might expect, Treasury prices fell (and yields climbed) as investors continued reallocating their portfolios into higher-risk assets. The preference for higher-risk securities was also supported by better-than-expected corporate earnings. U.S. corporate profits grew by almost 8% in the fourth quarter 2010 and by more than 5% in the first quarter of 2011. Although stock valuations increased over the course of the reporting period, I believe that as of this writing savvy investors could still find attractive opportunities.

In April 2011, a major credit rating agency put U.S. government debt on its watch list. Counter-intuitively, Treasury prices rallied (and yields declined) while legislators debated the nation's fiscal challenges. Treasury prices continued to rise as the Fed started winding down the QE2 program (the program ended on June 30, 2011) and yields ended the reporting period lower than they began. What explains the Treasury market's atypical performance during the fiscal year? In my opinion, investors have used the Fed's exceptional clarity on its interest rate policy to make decisions about how much risk to take.

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

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Meanwhile, unemployment remained high. Although the employment picture improved somewhat, progress was painfully slow. The housing market also weakened. Without the stimulating effects of the first-time homebuyers credit and amid renewed foreclosure filings by mortgage lenders, home prices softened in many markets.

Overhanging the fiscal year was a never-ending stream of bad news from European peripheral nations. Indeed, the health of the entire global financial system has been stressed by the European Union's (EU) fiscal challenges. Despite loan packages from the EU and the International Monetary Fund, some European countries continue to struggle with large debt burdens, in both the public and private sectors, and growing unrest in response to austerity measures. At the same time, many emerging markets nations are trying to deal with sharply higher prices for all kinds of commodities, including food, and have sought to dampen inflationary pressures by tightening their monetary policies. Commodities prices increased significantly during the reporting period. Gold, for example, reached a new high (intraday on May 2, 2011) of $1,577.57 an ounce.

In Japan, the aftermath of the earthquake and tsunami, the dreadful toll on human life and infrastructure, and the emergencies at some nuclear power plants could potentially affect companies that do business in or with Japan. As of this writing, the impact on the financial markets has been minimal. Meanwhile, we continue to monitor a range of other issues, including the ongoing turmoil in the Middle East and its impact on oil prices. Although we expect prices to increase further, we do not expect them to remain elevated long term. In our opinion, high energy prices are connected to the unfolding events in the Middle East and the Fed's QE2 program. As such, they are an unexpected and unwelcome tax on American consumers, who will have less money to spend on other things.

From all of us at USAA, thank you for the opportunity to serve your investment needs. We will continue to monitor events around the world and stay abreast of issues that could potentially affect your investments with us.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

INVESTING IN SECURITIES PRODUCTS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

As interest rates rise, existing bond prices fall.

All equity investments entail risk, including possible loss of principal, and individual stocks may be more volatile than other investments and provide less income.

Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

Past performance is no guarantee of future results.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

    Distributions to Shareholders                                            15

    Report of Independent Registered Public Accounting Firm                  16

    Portfolio of Investments                                                 17

    Notes to Portfolio of Investments                                        34

    Financial Statements                                                     37

    Notes to Financial Statements                                            40

EXPENSE EXAMPLE                                                              61

ADVISORY AGREEMENTS                                                          63

TRUSTEES' AND OFFICERS' INFORMATION                                          71

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by USAA Investment Management Company. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

(C)2011, USAA. All rights reserved.

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

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FUND OBJECTIVE

CAPITAL APPRECIATION.

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TYPES OF INVESTMENTS

Invests at least 80% of the Fund's assets in equity securities of emerging market companies.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

The Boston Company Asset Management,     Batterymarch Financial Management, Inc.
LLC                                            DAVID LAZENBY, CFA
   KIRK HENRY, CFA
   CAROLYN KEDERSHA, CFA, CPA
   WARREN SKILLMAN

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o  HOW DID THE USAA EMERGING MARKETS FUND (THE FUND SHARES) PERFORM DURING THE
   REPORTING PERIOD?

   For the one-year period ended May 31, 2011, the Fund Shares had a total return of 26.27%. This compares to a return of 29.96% for the Lipper Emerging Markets Funds Index and 29.18% for the Morgan Stanley Capital International Emerging Markets Index (the Index).

   The Fund has two sub-advisers, each pursuing a distinct approach to emerging markets investing: Batterymarch Financial Management, Inc. (Batterymarch) and The Boston Company Asset Management, LLC (The Boston Company).

o PLEASE CHARACTERIZE THE PERFORMANCE OF EMERGING MARKETS RELATIVE TO DEVELOPED MARKETS DURING THE REPORTING PERIOD.

   The MSCI Emerging Markets Index (29.18%) outperformed U.S. stocks as measured by the S&P 500 Index (25.95%), but was outpaced by

   Refer to pages 7, 10 and 12 for benchmark definitions.

   Past performance is no guarantee of future results.

   Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

================================================================================

2  | USAA EMERGING MARKETS FUND

================================================================================

   non-U.S. developed markets as measured by the MSCI EAFE Index (30.41%).

o PLEASE CHARACTERIZE PERFORMANCE FOR THE BATTERYMARCH PORTION OF THE FUND DURING THE REPORTING PERIOD.

   The return of Batterymarch's portion of the Fund was essentially in line with the Index over the 12-month period. Stock selection tends to drive Batterymarch's performance, and during the reporting period selection was particularly strong within South Korea, Brazil, India, and South Africa. Stock selection detracted from performance in Taiwan, Russia, the Middle East, and Thailand.

   At the security level, relative outperformance was led by overweight positions in Kia Motors Corp., Korea Zinc Co. Ltd., and Hyundai Hysco. In contrast, an overweight position in El Ezz Steel Rebars S.A.E. in the Middle East was the primary detractor at the security level. Underweighting HTC Corp.*, a Taiwanese outperformer, and underweighting Hyundai Heavy Industry in South Korea, the world's largest shipbuilding company, also detracted.

   Country and industry allocation delivered mixed results, with a modestly negative impact overall. Batterymarch's overweight position in Russia and underweight in India added to relative return. However, their underweight to Taiwan detracted from performance. As of period end, their largest overweight positions were in Brazil, China, and South Africa, and the most significant underweights were in India, Taiwan, and Poland. At the close of the period, Batterymarch's portion of the Fund had an average price-to-earnings ratio lower than the Index, as well as average earnings-per-share growth estimates modestly higher than the Index.

   *HTC Corp. was sold out of the Fund prior to May 31, 2011.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

o  WHAT IS BATTERYMARCH'S OUTLOOK?

   Emerging markets, in Batterymarch's view, remain leading indicators in global markets. After a period of relative weakness, emerging market equities appear attractively valued compared to developed markets, with stronger long-term growth prospects. Batterymarch believes that the long-term structural drivers that have favored emerging markets over developed countries remain intact, and that recent emerging market weakness was tied to cyclical and geopolitical factors. They add that earnings growth has remained high, and earnings revisions are positive and rising within emerging markets. According to Batterymarch, many emerging market countries continue to offer solid sovereign credit fundamentals, attractively valued currencies, and strong foreign reserve positions, all providing a supportive environment for corporate earnings.

o  HOW DID THE BOSTON COMPANY'S PORTION OF THE PORTFOLIO PERFORM?

   The Boston Company portion of the Fund underperformed its benchmark during the one-year period ended May 31, 2011, primarily due to unfavorable stock selection. From a sector standpoint, they benefited from an overweight position in the information technology sector, as well as underweight positions in the energy and industrials sectors. In contrast, a significant overweight position in telecommunication services, coupled with underweights in the materials and consumer discretionary sectors, detracted from performance.

   In addition, strong stock selection in the financials and utilities sectors contributed to relative return during the period. At the same time, holdings in materials and industrials were detractive. On a country basis, stock selection was unfavorable. South Korea was the largest detractor, followed by India. Brazil and China contributed the most to relative return over the 12-month period.

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4  | USAA EMERGING MARKETS FUND

================================================================================

o  WHAT IS THE BOSTON COMPANY'S OUTLOOK?

   According to The Boston Company, the volatility that emerging markets experienced this past May typically signals a coming rotation in financial markets. In this case, they expect a rotation away from high-fliers benefiting from margin recovery and now threatened by higher input costs. In turn, companies with lower valuations and more stable earnings should benefit. The Boston Company witnessed in early May how their portion of the portfolio outperformed when the "risk trade" waned, and they expect that those conditions will return. The Boston Company believes that their thesis is supported by the interest rate tightening cycle (meant to cool domestic inflationary pressures) now taking place in Asian emerging market countries, as well as the slow, uneven economic recovery in the United States and Europe.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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INVESTMENT OVERVIEW

USAA EMERGING MARKETS FUND SHARES (Ticker Symbol: USEMX)


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                                             5/31/11                 5/31/10
--------------------------------------------------------------------------------

Net Assets                                $821.0 Million          $557.6 Million
Net Asset Value Per Share                     $21.57                  $17.20


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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/11
--------------------------------------------------------------------------------

  1 Year                            5 Years                             10 Years
  26.27%                            9.87%                               14.34%


--------------------------------------------------------------------------------
                                 EXPENSE RATIO*
--------------------------------------------------------------------------------

                                    1.66%


High double digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AS REPORTED IN THE FUND SHARES' PROSPECTUS DATED OCTOBER 1, 2010, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THE EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

6  | USAA EMERGING MARKETS FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                 MSCI EMERGING    LIPPER EMERGING MARKETS    USAA EMERGING MARKETS
                 MARKETS INDEX          FUNDS INDEX               FUND SHARES
05/31/01          $10,000.00            $10,000.00                 $10,000.00
06/30/01            9,794.73              9,825.55                   9,860.34
07/31/01            9,175.80              9,216.23                   9,343.58
08/31/01            9,085.29              9,096.06                   9,008.38
09/30/01            7,679.07              7,798.07                   7,877.09
10/31/01            8,155.63              8,207.42                   8,268.16
11/30/01            9,007.10              9,020.42                   8,924.58
12/31/01            9,722.04              9,596.16                   9,710.05
01/31/02           10,051.50              9,974.52                  10,186.44
02/28/02           10,216.63             10,197.63                  10,508.71
03/31/02           10,832.22             10,756.15                  11,209.29
04/30/02           10,901.48             10,887.55                  11,223.30
05/31/02           10,727.78             10,787.41                  11,111.21
06/30/02            9,922.96              9,998.96                  10,284.52
07/31/02            9,168.25              9,251.65                   9,415.80
08/31/02            9,309.53              9,327.54                   9,527.90
09/30/02            8,305.11              8,392.18                   8,505.05
10/31/02            8,844.01              8,792.44                   8,813.31
11/30/02            9,452.78              9,383.92                   9,429.82
12/31/02            9,138.70              9,152.02                   9,219.64
01/31/03            9,098.91              9,099.01                   9,107.55
02/28/03            8,853.33              8,884.38                   8,855.34
03/31/03            8,602.30              8,597.89                   8,603.13
04/30/03            9,368.53              9,426.32                   9,429.82
05/31/03           10,040.92             10,104.14                  10,130.40
06/30/03           10,613.20             10,612.78                  10,620.80
07/31/03           11,277.87             11,098.59                  11,209.29
08/31/03           12,034.84             11,840.10                  11,783.77
09/30/03           12,123.07             12,102.71                  12,049.99
10/31/03           13,154.71             13,045.44                  12,960.74
11/30/03           13,316.37             13,238.99                  13,198.94
12/31/03           14,281.76             14,363.87                  14,109.70
01/31/04           14,788.97             14,774.57                  14,544.06
02/29/04           15,471.19             15,437.75                  15,174.58
03/31/04           15,669.98             15,644.80                  15,272.66
04/30/04           14,388.84             14,411.76                  14,333.88
05/31/04           14,198.09             14,130.52                  14,095.68
06/30/04           14,169.89             14,203.08                  14,277.83
07/31/04           13,919.33             13,994.63                  14,067.66
08/31/04           14,502.00             14,538.44                  14,488.01
09/30/04           15,339.59             15,390.95                  15,174.58
10/31/04           15,707.07             15,860.63                  15,552.89
11/30/04           17,161.95             17,164.98                  16,968.06
12/31/04           17,988.15             18,054.48                  17,805.61
01/31/05           18,045.08             18,118.66                  17,636.57
02/28/05           19,629.60             19,629.41                  18,974.81
03/31/05           18,336.38             18,294.76                  17,650.66
04/30/05           17,847.66             17,847.06                  17,298.49
05/31/05           18,476.04             18,399.22                  17,735.18
06/30/05           19,113.82             19,009.97                  18,397.25
07/31/05           20,466.27             20,322.24                  19,552.36
08/31/05           20,650.51             20,638.23                  19,636.88
09/30/05           22,576.09             22,443.21                  21,200.51
10/31/05           21,101.07             21,089.89                  19,721.40
11/30/05           22,848.18             22,670.62                  21,101.90
12/31/05           24,201.65             23,949.75                  22,353.67
01/31/06           26,919.49             26,706.36                  24,381.96
02/28/06           26,893.85             26,550.07                  24,396.14
03/31/06           27,134.93             26,910.34                  24,892.57
04/30/06           29,071.16             28,816.63                  26,552.08
05/31/06           26,031.90             25,648.26                  23,857.16
06/30/06           25,976.75             25,521.21                  23,715.32
07/31/06           26,365.25             26,069.77                  23,857.16
08/31/06           27,050.18             26,779.74                  24,353.59
09/30/06           27,277.55             26,979.03                  24,779.10
10/31/06           28,574.22             28,388.08                  25,899.62
11/30/06           30,702.79             30,253.47                  27,743.52
12/31/06           32,088.12             31,630.32                  28,916.93
01/31/07           31,755.71             31,478.79                  28,759.23
02/28/07           31,571.76             31,183.46                  28,400.81
03/31/07           32,841.11             32,372.16                  29,390.04
04/30/07           34,366.20             33,905.76                  30,551.30
05/31/07           36,077.27             35,730.40                  32,501.08
06/30/07           37,783.72             36,974.75                  33,691.02
07/31/07           39,796.88             38,315.17                  35,081.67
08/31/07           38,964.18             37,484.63                  34,479.53
09/30/07           43,270.16             41,121.04                  37,361.19
10/31/07           48,099.05             45,508.63                  41,088.70
11/30/07           44,692.46             42,712.31                  38,364.75
12/31/07           44,852.12             43,097.24                  38,635.07
01/31/08           39,267.97             38,337.61                  35,180.15
02/29/08           42,180.71             40,010.91                  36,615.76
03/31/08           39,952.36             38,146.83                  35,148.60
04/30/08           43,201.08             41,032.28                  37,940.93
05/31/08           44,015.05             41,788.11                  38,603.51
06/30/08           39,632.31             37,489.10                  34,880.41
07/31/08           38,168.72             36,178.41                  33,918.09
08/31/08           35,132.46             33,429.60                  31,378.17
09/30/08           28,987.95             27,947.71                  26,282.57
10/31/08           21,058.80             19,831.54                  18,883.70
11/30/08           19,475.05             18,134.50                  17,211.46
12/31/08           20,999.35             19,497.65                  18,680.91
01/31/09           19,651.79             17,814.95                  17,141.66
02/28/09           18,546.47             16,811.56                  16,302.06
03/31/09           21,214.31             18,978.61                  18,331.08
04/30/09           24,747.84             22,114.49                  21,339.61
05/31/09           28,990.85             26,120.69                  25,205.23
06/30/09           28,606.08             25,811.84                  24,767.94
07/31/09           31,843.22             28,797.50                  27,601.56
08/31/09           31,737.78             28,913.96                  27,689.02
09/30/09           34,623.82             31,495.69                  30,330.24
10/31/09           34,669.85             31,113.15                  29,997.90
11/30/09           36,160.86             32,818.49                  31,554.64
12/31/09           37,593.35             33,974.01                  32,658.00
01/31/10           35,502.79             32,073.82                  30,880.81
02/28/10           35,635.19             32,345.09                  31,091.97
03/31/10           38,514.95             35,021.83                  33,572.99
04/30/10           38,990.18             35,271.74                  33,696.16
05/31/10           35,209.64             31,945.26                  30,247.36
06/30/10           35,322.36             31,957.86                  30,176.98
07/31/10           38,288.86             34,939.47                  33,027.51
08/31/10           37,558.14             34,259.74                  32,200.51
09/30/10           41,737.05             38,142.13                  35,737.28
10/31/10           42,952.58             39,322.88                  36,581.89
11/30/10           41,820.45             38,326.66                  35,790.07
12/31/10           44,809.66             40,817.45                  38,280.78
01/31/11           43,602.46             39,499.00                  37,041.35
02/28/11           43,202.29             39,131.29                  36,580.99
03/31/11           45,749.15             41,158.74                  38,422.43
04/30/11           47,178.23             42,637.69                  39,396.27
05/31/11           45,959.52             41,515.40                  38,192.26

                                   [END CHART]

                          Data from 5/31/01 to 5/31/11.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund Shares to the following benchmarks:

o The unmanaged Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

o The unmanaged Lipper Emerging Markets Funds Index tracks the total return performance of the 30 largest funds within the Lipper Emerging Markets Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA EMERGING MARKETS FUND INSTITUTIONAL SHARES*


--------------------------------------------------------------------------------
                                             5/31/11                 5/31/10
--------------------------------------------------------------------------------

Net Assets                                $185.5 Million          $77.4 Million
Net Asset Value Per Share                     $21.60                  $17.22


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/11
--------------------------------------------------------------------------------

           1 Year                                     Since Inception 8/01/08
           26.71%                                             5.17%


--------------------------------------------------------------------------------
                                 EXPENSE RATIO**
--------------------------------------------------------------------------------

                                       1.24%


High double digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

*The USAA Emerging Markets Fund Institutional Shares (Institutional Shares) commenced operations on August 1, 2008, and are not offered for sale directly to the general public. The Institutional Shares are available only to the USAA Target Retirement Funds.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

**THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AS REPORTED IN THE FUND INSTITUTIONAL SHARES' PROSPECTUS DATED OCTOBER 1, 2010, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THE EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

8  | USAA EMERGING MARKETS FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

               MSCI EMERGING        USAA EMERGING MARKETS        LIPPER EMERGING
               MARKETS INDEX      FUND INSTITUTIONAL SHARES    MARKETS FUNDS INDEX
07/31/08        $10,000.00                $10,000.00                $10,000.00
08/31/08          9,204.52                  9,355.60                  9,240.21
09/30/08          7,594.69                  7,836.31                  7,724.97
10/31/08          5,517.29                  5,630.29                  5,481.60
11/30/08          5,102.36                  5,131.70                  5,012.52
12/31/08          5,501.72                  5,573.05                  5,389.31
01/31/09          5,148.66                  5,117.78                  4,924.20
02/28/09          4,859.08                  4,871.84                  4,646.85
03/31/09          5,558.04                  5,484.09                  5,245.84
04/30/09          6,483.80                  6,384.15                  6,112.62
05/31/09          7,595.45                  7,545.85                  7,219.97
06/30/09          7,494.64                  7,415.03                  7,134.60
07/31/09          8,342.75                  8,273.23                  7,959.86
08/31/09          8,315.13                  8,299.39                  7,992.05
09/30/09          9,071.25                  9,094.79                  8,705.66
10/31/09          9,083.31                  9,000.60                  8,599.92
11/30/09          9,473.95                  9,471.56                  9,071.29
12/31/09          9,849.25                  9,807.63                  9,390.69
01/31/10          9,301.54                  9,273.63                  8,865.46
02/28/10          9,336.23                  9,342.36                  8,940.44
03/31/10         10,090.71                 10,093.13                  9,680.31
04/30/10         10,215.22                 10,130.14                  9,749.39
05/31/10          9,224.74                  9,104.44                  8,829.92
06/30/10          9,254.27                  9,083.29                  8,833.41
07/31/10         10,031.48                  9,945.09                  9,657.55
08/31/10          9,840.03                  9,701.89                  9,469.67
09/30/10         10,934.88                 10,769.89                 10,542.79
10/31/10         11,253.34                 11,028.96                 10,869.16
11/30/10         10,956.73                 10,732.88                 10,593.79
12/31/10         11,739.89                 11,541.36                 11,282.27
01/31/11         11,423.61                 11,178.19                 10,917.84
02/28/11         11,318.77                 11,044.67                 10,816.20
03/31/11         11,986.03                 11,600.11                 11,376.60
04/30/11         12,360.44                 11,899.19                 11,785.40
05/31/11         12,041.15                 11,536.01                 11,475.19

                                   [END CHART]

                    *Data from 7/31/08 to 5/31/11.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*The performance of the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index is calculated from the end of the month, July 31, 2008, while the Institutional Shares' inception date is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

The graph on page 9 illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund Institutional Shares to the following benchmarks:

o The unmanaged Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

o The unmanaged Lipper Emerging Markets Funds Index tracks the total return performance of the 30 largest funds within the Lipper Emerging Markets Funds category.

================================================================================

10  | USAA EMERGING MARKETS FUND

================================================================================

USAA EMERGING MARKETS ADVISER SHARES* (Ticker Symbol: UAEMX)


--------------------------------------------------------------------------------
                                                                     5/31/11
--------------------------------------------------------------------------------

Net Assets                                                        $5.9 Million
Net Asset Value Per Share                                             $21.50


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURN AS OF 5/31/11
--------------------------------------------------------------------------------

                           Since Inception 8/01/10
                                   12.48%


--------------------------------------------------------------------------------
                               EXPENSE RATIO**
--------------------------------------------------------------------------------

  Before Reimbursement 2.05%                         After Reimbursement 2.00%


*The USAA Emerging Markets Adviser Shares (Adviser Shares) commenced operations on August 1, 2010, and do not have a full calendar year of performance.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

**USAA INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH OCTOBER 1, 2011, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE ADVISER SHARES OF THE FUND SO THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 2.00% OF THE ADVISER SHARES' AVERAGE DAILY NET ASSETS. THIS ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER OCTOBER 1, 2011. THESE BEFORE AND AFTER REIMBURSEMENT ESTIMATED EXPENSE RATIOS ARE REPORTED IN THE ADVISER SHARES' PROSPECTUS DATED OCTOBER 1, 2010. THESE ESTIMATED EXPENSE RATIOS WILL DIFFER FROM THE ADVISER SHARES' ACTUAL EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDE ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

               MSCI EMERGING      LIPPER EMERGING MARKETS     USAA EMERGING MARKETS
               MARKETS INDEX           FUNDS INDEX                 ADVISER SHARES
07/31/10        $10,000.00              $10,000.00                  $10,000.00
08/31/10          9,809.16                9,805.45                    9,516.13
09/30/10         10,900.57               10,916.63                   10,556.71
10/31/10         11,218.03               11,254.57                   10,801.25
11/30/10         10,922.35               10,969.44                   10,567.12
12/31/10         11,703.05               11,682.33                   11,294.94
01/31/11         11,387.76               11,304.98                   10,923.50
02/28/11         11,283.25               11,199.74                   10,787.48
03/31/11         11,948.42               11,780.01                   11,326.33
04/30/11         12,321.66               12,203.30                   11,608.83
05/31/11         12,003.37               11,882.09                   11,247.85

                                   [END CHART]

                         *Data from 7/31/10 to 5/31/11.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Adviser Shares to the following benchmarks:

o The unmanaged Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

o The unmanaged Lipper Emerging Markets Funds Index tracks the total return performance of the 30 largest funds within the Lipper Emerging Markets Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*The performance of the MSCI Index and the Lipper Emerging Markets Index is calculated from the end of the month, July 31, 2010, while the Adviser Shares' inception date is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

12  | USAA EMERGING MARKETS FUND

================================================================================

                                TOP 10 INDUSTRIES
                                  AS OF 5/31/11
                                (% of Net Assets)

Diversified Banks .......................................................  17.7%
Integrated Oil & Gas ....................................................   9.9%
Wireless Telecommunication Services .....................................   6.3%
Semiconductors ..........................................................   5.5%
Steel ...................................................................   4.9%
Oil & Gas Refining & Marketing ..........................................   2.6%
Automobile Manufacturers ................................................   2.1%
Diversified Metals & Mining .............................................   2.1%
Commodity Chemicals .....................................................   1.7%
Construction & Engineering ..............................................   1.7%

                             TOP 10 EQUITY HOLDINGS
                                  AS OF 5/31/11
                                (% of Net Assets)

Samsung Electronics Co. Ltd. .............................................  2.1%
Petroleo Brasileiro S.A. ADR .............................................  2.1%
Industrial and Commercial Bank of China Ltd. "H" .........................  1.8%
Petroleo Brasileiro S.A. ADR .............................................  1.7%
Itau Unibanco Banco Multiplo S.A. GDR ....................................  1.5%
Reliance Industries Ltd. GDR .............................................  1.4%
America Movil S.A.B. de C.V. ADR "L" .....................................  1.2%
OAO Gazprom ADR ..........................................................  1.2%
China Mobile Ltd. ........................................................  1.1%
Hon Hai Precision Industry Corp. Ltd. ....................................  1.1%

You will find a complete list of securities that the Fund owns on pages 17-33.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                       o ASSET ALLOCATION -- 5/31/2011* o

                         [PIE CHART OF ASSET ALLOCATION]

CHINA                                                                      17.8%
BRAZIL                                                                     17.0%
SOUTH KOREA                                                                14.6%
TAIWAN                                                                      9.4%
SOUTH AFRICA                                                                8.4%
INDIA                                                                       6.0%
RUSSIA                                                                      5.9%
MEXICO                                                                      3.7%
OTHER**                                                                    15.8%

                                   [END CHART]

 * Excludes short-term investments purchased with cash collateral from securities loaned.

** Includes countries with less than 3% of portfolio and money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

14  | USAA EMERGING MARKETS FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2011, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2012.

..13% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended May 31, 2011, the Fund hereby designates the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries. The gross income derived from foreign sources and foreign taxes paid during the fiscal year ended May 31, 2011, by the Fund are $16,643,000 and $1,503,000, respectively.

For the fiscal year ended May 31, 2011, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $13,000 as qualifying interest income.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  15

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA EMERGING MARKETS FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Emerging Markets Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Emerging Markets Fund at May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

San Antonio, Texas
July 22, 2011

================================================================================

16  | USAA EMERGING MARKETS FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2011

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
            EQUITY SECURITIES (95.9%)

            COMMON STOCKS (89.5%)

            CONSUMER DISCRETIONARY (8.1%)
            -----------------------------
            APPAREL RETAIL (0.4%)
    40,200  Foschini Ltd.                                                                  $    514
   273,700  Mr. Price Group Ltd.                                                              2,572
    50,300  Truworths International Ltd.                                                        535
                                                                                           --------
                                                                                              3,621
                                                                                           --------
            APPAREL, ACCESSORIES & LUXURY GOODS (0.4%)
13,569,000  China Dongxiang Group Co.                                                         4,344
                                                                                           --------
            AUTO PARTS & EQUIPMENT (0.7%)
    42,600  Halla Climate Control Corp.                                                         888
     9,000  Hyundai Mobis Co. Ltd.                                                            3,157
     2,900  Mando Corp.                                                                         538
   846,000  Minth Group Ltd.                                                                  1,142
   620,000  UMW Holdings Berhad                                                               1,468
                                                                                           --------
                                                                                              7,193
                                                                                           --------
            AUTOMOBILE MANUFACTURERS (1.9%)
    49,200  Ford Otomotiv Sanayi A.S.                                                           422
 3,026,866  Guangzhou Automobile Industry Group Co. Ltd. "H"                                  3,370
    14,170  Hyundai Motor Co. Ltd.                                                            3,316
   102,360  KIA Motors Corp.                                                                  7,180
   208,300  Mahindra & Mahindra Ltd. GDR                                                      3,123
   209,000  PT Astra International Tbk                                                        1,439
    89,900  TOFAS (Turk Otomobil Fabrikasi A.S.)                                                435
                                                                                           --------
                                                                                             19,285
                                                                                           --------
            BROADCASTING (0.0%)
    19,800  CTC Media, Inc.                                                                     399
                                                                                           --------
            CABLE & SATELLITE (0.2%)
    30,800  ednNaspers Ltd.                                                                   1,826
                                                                                           --------
            CASINOS & GAMING (0.9%)
   764,900  Genting Berhad                                                                    2,795
   230,030  Grand Korea Leisure Co. Ltd.                                                      3,634
 2,354,620  Resorts World Berhad                                                              2,824
                                                                                           --------
                                                                                              9,253
                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
            CONSUMER ELECTRONICS (0.8%)
    73,247  LG Electronics, Inc.                                                           $  6,598
 3,814,569  Tatung Co. Ltd.*                                                                  1,797
                                                                                           --------
                                                                                              8,395
                                                                                           --------
            DEPARTMENT STORES (0.6%)
    67,200  El Puerto De Liverpool, S.A.B. de C.V.                                              506
   360,000  Golden Eagle Retail Group Ltd.                                                      933
     6,500  Hyundai Department Store Co.                                                      1,105
 1,193,000  Intime Department Store Co. Ltd.                                                  2,080
    14,100  Lojas Renner S.A.                                                                   535
   284,900  Woolworths Holdings Ltd.                                                          1,244
                                                                                           --------
                                                                                              6,403
                                                                                           --------
            DISTRIBUTORS (0.1%)
    73,900  Imperial Holdings Ltd.                                                            1,264
                                                                                           --------
            FOOTWEAR (0.2%)
   263,780  Grendene S.A., acquired 2/03/2005 - 9/23/2009; cost $828(a)                       1,471
                                                                                           --------
            GENERAL MERCHANDISE STORES (0.2%)
   265,300  Clicks Group Ltd.                                                                 1,667
                                                                                           --------
            HOME IMPROVEMENT RETAIL (0.3%)
   430,270  JD Group Ltd.                                                                     2,786
                                                                                           --------
            HOMEBUILDING (0.9%)
 2,669,600  Consorcio ARA S.A. de C.V.                                                        1,478
    37,100  Cyrela Brazil Realty S.A.                                                           397
   145,810  Desarrolladora Homex S.A. de C.V. ADR*(b)                                         3,504
   183,600  Even Construtora e Incorporadora S.A.                                             1,001
    23,000  Gafisa S.A. ADR                                                                     254
   171,600  PDG Realty S.A. Empreedimentos                                                    1,077
   123,100  Rossi Residencial S.A.                                                            1,092
                                                                                           --------
                                                                                              8,803
                                                                                           --------
            HOTELS, RESORTS, & CRUISE LINES (0.1%)
   557,600  Asian Hotels & Properties plc                                                       940
                                                                                           --------
            HOUSEHOLD APPLIANCES (0.1%)
    91,200  Arcelik A.S.                                                                        474
                                                                                           --------
            HOUSEWARES & SPECIALTIES (0.1%)
   513,400  Turk Sise ve Cam Fabrikalari A.S.                                                 1,374
                                                                                           --------
            RESTAURANTS (0.1%)
   523,000  Ajisen (China) Holdings Ltd.                                                      1,112
                                                                                           --------

================================================================================

18  | USAA EMERGING MARKETS FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
            TEXTILES (0.1%)
 1,816,000  Weiqiao Textile Co. Ltd. "H"                                                   $  1,382
                                                                                           --------
            Total Consumer Discretionary                                                     81,992
                                                                                           --------
            CONSUMER STAPLES (4.4%)
            -----------------------
            AGRICULTURAL PRODUCTS (0.4%)
   174,000  Astra Argo Lestari Tbk                                                              481
11,925,500  Global Bio-chem Technology Group Co. Ltd.                                         3,236
    81,000  Kuala Lumpur Kepong Berhad                                                          592
                                                                                           --------
                                                                                              4,309
                                                                                           --------
            BREWERS (0.6%)
    40,500  Compania Cervecerias Unidas S.A. ADR                                              2,357
   139,700  Grupo Modelo S.A. de C.V. "C"                                                       881
    24,227  Hite Brewery Co. Ltd.                                                             2,649
                                                                                           --------
                                                                                              5,887
                                                                                           --------
            DISTILLERS & VINTNERS (0.2%)
   432,500  Distilleries Co. of Sri Lanka plc                                                   702
    45,100  Jinro Ltd.                                                                        1,504
                                                                                           --------
                                                                                              2,206
                                                                                           --------
            FOOD DISTRIBUTORS (0.1%)
    93,700  Spar Group Ltd.                                                                   1,275
                                                                                           --------
            FOOD RETAIL (0.3%)
   293,000  President Chain Store Corp.                                                       1,677
    85,700  Shoprite Holdings Ltd.                                                            1,253
                                                                                           --------
                                                                                              2,930
                                                                                           --------
            HYPERMARKETS & SUPER CENTERS (0.4%)
   248,400  Lianhua Supermarket Holdings Co. Ltd.                                               597
    14,165  Shinsegae Co. Ltd., acquired 5/20/2010 - 3/21/2011; cost $3,142(a),(c)            3,544
                                                                                           --------
                                                                                              4,141
                                                                                           --------
            PACKAGED FOODS & MEAT (1.4%)
    15,156  CJ Cheiljedang Corp.                                                              3,385
 1,644,300  JBS S.A.*                                                                         5,899
    16,601  Nong Shim Co. Ltd.                                                                3,869
 2,292,000  PT Indofood Sukses Makmur Tbk                                                     1,450
                                                                                           --------
                                                                                             14,603
                                                                                           --------
            PERSONAL PRODUCTS (0.2%)
   146,000  Hengan International Group Co. Ltd.                                               1,258
    21,100  Natura Cosmeticos S.A.                                                              566
                                                                                           --------
                                                                                              1,824
                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
            SOFT DRINKS (0.4%)
     9,800  Coca Cola Femsa S.A. de C.V. ADR                                               $    852
   163,100  Embotelladoras Arca S.A.                                                          1,001
    28,400  Fomento Economico Mexicano ADR                                                    1,759
    85,200  Grupo Continental S.A., acquired 7/02/2002; cost $125(a)                            324
                                                                                           --------
                                                                                              3,936
                                                                                           --------
            TOBACCO (0.4%)
    61,646  KT&G Corp.                                                                        3,616
                                                                                           --------
            Total Consumer Staples                                                           44,727
                                                                                           --------
            ENERGY (14.0%)
            --------------
            COAL & CONSUMABLE FUELS (1.1%)
 2,523,000  China Coal Energy Co. Ltd. "H"                                                    3,419
   397,500  China Shenhua Energy Co. Ltd. "H"                                                 1,981
 1,352,000  Yanzhou Coal Mining Co. Ltd. "H"                                                  5,650
                                                                                           --------
                                                                                             11,050
                                                                                           --------
            INTEGRATED OIL & GAS (8.2%)
    14,420  China Petroleum and Chemical Corp. ADR "H"                                        1,440
   172,890  LUKoil Holdings ADR                                                              11,117
    18,600  MOL Hungarian Oil and Gas plc*                                                    2,390
   683,400  OAO Gazprom ADR*                                                                 10,039
   840,520  OAO Gazprom ADR*                                                                 12,398
 5,148,000  PetroChina Co. Ltd. "H"                                                           7,466
    23,980  PetroChina Co. Ltd. ADR                                                           3,456
   607,160  Petroleo Brasileiro S.A. ADR                                                     21,026
   126,200  PTT Public Co. Ltd.(c)                                                            1,474
   172,030  Rosneft Oil Co. OAO GDR(c),(d)                                                    1,485
   276,400  Rosneft Oil Co. OJSC GDR                                                          2,387
   136,460  Sasol Ltd.                                                                        7,261
    19,290  Sasol Ltd. ADR                                                                    1,034
                                                                                           --------
                                                                                             82,973
                                                                                           --------
            OIL & GAS DRILLING (0.2%)
   784,000  China Oilfield Services Ltd. "H"*                                                 1,554
    14,500  Eurasia Drilling Co. Ltd. GDR                                                       454
                                                                                           --------
                                                                                              2,008
                                                                                           --------
            OIL & GAS EQUIPMENT & SERVICES (0.2%)
     2,800  Osx Brasil S.A.*                                                                    786
    59,900  TMK GDR                                                                           1,133
                                                                                           --------
                                                                                              1,919
                                                                                           --------
            OIL & GAS EXPLORATION & PRODUCTION (1.7%)
 2,706,000  CNOOC Ltd.                                                                        6,813
     4,000  CNOOC Ltd. ADR                                                                    1,002

================================================================================

20  | USAA EMERGING MARKETS FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
   234,150  JKX Oil & Gas plc                                                              $  1,099
 9,773,000  Medco Energi Internasional Tkp                                                    2,977
     9,000  Novatek Oao GDR                                                                   1,226
    79,700  Ogx Petroleo E Gas Participa*                                                       811
    74,000  Pacific Rubiales Energy Corp.                                                     2,065
    19,500  Petrominerales Ltd.                                                                 657
    81,600  PTT Exploration & Production plc GDR(c)                                             478
                                                                                           --------
                                                                                             17,128
                                                                                           --------
            OIL & GAS REFINING & MARKETING (2.6%)
   454,100  Petronas Dagangan Berhad                                                          2,459
    88,200  Polski Koncern Naftowy Orlen S.A.*                                                1,736
    49,700  Reliance Industries Ltd. GDR(d)                                                   2,106
   344,122  Reliance Industries Ltd. GDR(d)                                                  14,584
    18,100  SK Energy Co. Ltd.                                                                3,908
    79,700  Tupras-Turkiye Petrol Rafinerileri A.S.                                           2,092
                                                                                           --------
                                                                                             26,885
                                                                                           --------
            Total Energy                                                                    141,963
                                                                                           --------
            FINANCIALS (21.4%)
            ------------------
            DIVERSIFIED BANKS (17.1%)
10,017,000  Agricultural Bank of China Ltd.*                                                  6,144
 1,111,620  Asya Katilim Bankasi A.S.*                                                        1,839
   251,454  Banco Bradesco S.A. ADR                                                           5,009
   912,400  Banco De Oro                                                                      1,234
   135,952  Banco do Brasil S.A.                                                              2,417
    60,100  Banco do Estado do Rio Grande do Sul S.A.                                           662
     6,200  Banco Macro S.A. ADR                                                                201
   618,520  Banco Santander Brasil S.A. ADR                                                   7,026
   428,140  Bangkok Bank Public Co. Ltd.                                                      2,310
 8,639,000  Bank of China Ltd. "H"                                                            4,776
 1,282,000  Bank of Communications Co. Ltd. "H"                                               1,335
 1,226,837  Bank of the Philippine Islands                                                    1,578
    21,000  Bank Polska Kasa Opieki S.A.                                                      1,299
 9,828,973  China Construction Bank Corp. "H"                                                 9,276
 3,852,460  Chinatrust Financial Holding Co. Ltd.                                             3,428
   489,711  Commercial International Bank                                                     2,596
     5,500  Credicorp Ltd.                                                                      558
 3,015,509  First Financial Holding Co. Ltd.                                                  2,594
    92,500  Getin Holding S.A.*                                                                 467
 1,123,700  Grupo Financiero Banorte S.A.                                                     5,226
    33,100  Grupo Financiero Galicia S.A. ADR(b)                                                385
    27,200  Hana Financial Group, Inc.                                                          975
    18,300  HDFC Bank Ltd. ADR                                                                2,980
   126,000  Hong Leong Bank Berhad                                                              515

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
   101,000  Hong Leong Financial Group Berhad                                              $    399
    51,400  ICICI Bank Ltd. ADR                                                               2,451
21,633,703  Industrial and Commercial Bank of China Ltd. "H"                                 18,220
   653,649  Itau Unibanco Banco Multiplo S.A. GDR                                            14,923
   195,300  JSC VTB Bank GDR                                                                  1,207
   582,000  Kasikornbank Public Co. Ltd.                                                      2,430
    90,400  Kasikornbank Public Co. Ltd. NVDR                                                   372
   125,613  KB Financial Group, Inc.                                                          5,995
    14,435  KB Financial Group, Inc. ADR                                                        692
   896,800  Kiatnakin Bank Public Co. Ltd.(c)                                                   969
     4,600  Komercni Banka A.S.                                                               1,097
   785,660  Korea Exchange Bank                                                               6,778
 1,408,672  Malayan Banking Berhad                                                            4,169
   198,440  Nedcor Ltd.                                                                       4,354
    65,200  OTP Bank                                                                          2,147
 2,046,500  PT Bank Mandiri Tbk                                                               1,726
 4,214,327  PT Bank Negara Indonesia Tbk                                                      1,913
    64,289  Shinhan Financial Group Co. Ltd.                                                  2,892
12,075,639  SinoPac Financials Holdings Co. Ltd.                                              5,626
   750,051  Standard Bank Group Ltd.                                                         11,289
    93,741  State Bank of India Ltd. GDR(d)                                                   9,833
 1,571,348  Turkiye Is Bankasi                                                                4,913
   264,300  Woori Finance Holdings Co. Ltd.                                                   3,392
                                                                                           --------
                                                                                            172,617
                                                                                           --------
            INVESTMENT BANKING & BROKERAGE (0.2%)
 2,991,000  KGI Securities Co. Ltd.                                                           1,581
                                                                                           --------
            LIFE & HEALTH INSURANCE (1.4%)
 1,832,887  China Life Insurance Co. Ltd.                                                     2,104
 2,425,000  China Life Insurance Co. Ltd. "H"                                                 8,528
   121,700  Sanlam Ltd.                                                                         497
   309,490  Tong Yang Life Insurance Co. Ltd.                                                 3,456
                                                                                           --------
                                                                                             14,585
                                                                                           --------
            MULTI-LINE INSURANCE (0.1%)
    56,200  Porto Seguro S.A.                                                                   872
                                                                                           --------
            OTHER DIVERSIFIED FINANCIAL SERVICES (0.2%)
   430,600  African Bank Investments Ltd.                                                     2,251
                                                                                           --------
            PROPERTY & CASUALTY INSURANCE (0.7%)
    42,400  Dongbu Insurance Co. Ltd.                                                         2,016
    22,900  Hyundai Marine & Fire Insurance Co. Ltd.                                            573
 1,576,000  PICC Property and Casualty Co. Ltd "H"*                                           2,269
    12,517  Samsung Fire & Marine Insurance Co. Ltd.                                          2,395
                                                                                           --------
                                                                                              7,253
                                                                                           --------

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22  | USAA EMERGING MARKETS FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
            REAL ESTATE DEVELOPMENT (0.9%)
   600,000  Agile Property Holdings Ltd.                                                   $  1,032
 2,405,040  China Overseas Land & Investment Ltd.                                             5,010
   148,400  Direcional Engenharia S.A.                                                        1,052
 1,394,400  Evergrande Real Estate Group Ltd.                                                   977
 1,403,000  SOHO China Ltd.                                                                   1,207
                                                                                           --------
                                                                                              9,278
                                                                                           --------
            REAL ESTATE OPERATING COMPANIES (0.6%)
    60,000  BR MALLS Participacoes S.A.                                                         694
    31,500  Iguatemi Empresa de Shopping Centers S.A.                                           809
24,474,000  Renhe Commercial Holdings Co. Ltd.                                                4,406
                                                                                           --------
                                                                                              5,909
                                                                                           --------
            REAL ESTATE SERVICES (0.1%)
    82,800  E-House (China) Holdings Ltd.(b)                                                    870
                                                                                           --------
            REINSURANCE (0.1%)
   113,143  Korean Reinsurance Co. Ltd.                                                       1,321
                                                                                           --------
            Total Financials                                                                216,537
                                                                                           --------
            HEALTH CARE (1.2%)
            ------------------
            HEALTH CARE EQUIPMENT (0.4%)
   127,660  Mindray Medical International Ltd. ADR(b)                                         3,708
                                                                                           --------
            HEALTH CARE FACILITIES (0.2%)
   908,400  Life Healthcare Group Holdings Ltd.                                               2,241
                                                                                           --------
            PHARMACEUTICALS (0.6%)
   181,100  Genomma Lab Internacional S.A. "B"*                                                 467
    56,400  Pharmstandard GDR*                                                                1,466
    33,695  Yuhan Corp.                                                                       4,215
                                                                                           --------
                                                                                              6,148
                                                                                           --------
            Total Health Care                                                                12,097
                                                                                           --------
            INDUSTRIALS (5.7%)
            ------------------
            AEROSPACE & DEFENSE (0.1%)
    16,700  Embraer S.A. ADR                                                                    539
                                                                                           --------
            AIR FREIGHT & LOGISTICS (0.2%)
 9,001,200  Sinotrans Ltd. "H", acquired 3/31/2005 - 5/04/2011; cost $2,117(a)                2,199
                                                                                           --------
            AIRLINES (0.3%)
    22,300  Tam S.A. ADR                                                                        492
 1,718,296  Thai Airways International Public Co. Ltd.(c)                                     2,013
                                                                                           --------
                                                                                              2,505
                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
            AIRPORT SERVICES (0.4%)
 7,424,000  Beijing Capital International Airport Co. Ltd. "H"*                            $  3,484
   341,600  OHL Mexico SC, S.A.B. de C.V.*                                                      709
                                                                                           --------
                                                                                              4,193
                                                                                           --------
            CONSTRUCTION & ENGINEERING (1.7%)
 2,829,000  China Railway Construction Corp.                                                  2,572
 5,009,000  China Railway Group Ltd. "H"                                                      2,531
    22,600  Daelim Industrial Co. Ltd.                                                        2,220
   108,740  Hyundai Development Co.                                                           2,857
   802,070  Murray & Roberts Holdings Ltd.                                                    3,310
    16,100  Samsung Engineering Co. Ltd.                                                      3,685
                                                                                           --------
                                                                                             17,175
                                                                                           --------
            CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (1.5%)
 1,661,000  China South Locomotive & Rolling Stock Industry Group                             1,670
     9,910  Hyundai Heavy Industries Co. Ltd.                                                 4,638
   587,600  International Mining Machinery Holdings Ltd.*                                       642
    21,000  Iochpe-Maxion S.A.                                                                  309
   143,300  Marcopolo S.A.                                                                      674
   861,090  PT United Tractors Tbk                                                            2,320
    34,000  Randon S.A. Implementos e Participacoes                                             268
   122,800  Tata Motors Ltd. ADR(b)                                                           2,976
   303,000  Weichai Power Co. Ltd. "H"                                                        1,712
                                                                                           --------
                                                                                             15,209
                                                                                           --------
            HEAVY ELECTRICAL EQUIPMENT (0.0%)
   398,000  Harbin Power Equipment Co. Ltd.                                                     459
                                                                                           --------
            HIGHWAYS & RAILTRACKS (0.0%)
   478,000  Zhejiang Expressway Co. Ltd. "H"                                                    374
                                                                                           --------
            INDUSTRIAL CONGLOMERATES (0.6%)
    93,600  Alfa, S.A.B. de C.V. "A"                                                          1,353
 1,750,054  NWS Holdings Ltd.(b)                                                              2,538
   483,000  Shanghai Industrial Holdings Ltd.                                                 1,764
                                                                                           --------
                                                                                              5,655
                                                                                           --------
            INDUSTRIAL MACHINERY (0.3%)
    73,910  Doosan Infracore Co. Ltd.*                                                        1,678
   127,900  Metalfrio Solutions S.A., acquired 4/12/2007 - 6/20/2007; cost $1,253(a)            940
                                                                                           --------
                                                                                              2,618
                                                                                           --------
            MARINE (0.3%)
   777,500  China COSCO Holdings Co. Ltd. "H"                                                   715
 1,780,000  Evergreen Marine Corp. Ltd.*                                                      1,661
 1,923,000  Sitc International Co. Ltd.                                                       1,113
                                                                                           --------
                                                                                              3,489
                                                                                           --------

================================================================================

24  | USAA EMERGING MARKETS FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
            TRADING COMPANIES & DISTRIBUTORS (0.2%)
   162,000  Barloworld Ltd.                                                                $  1,727
                                                                                           --------
            TRUCKING (0.1%)
    85,100  Localiza Rent a Car S.A.                                                          1,419
                                                                                           --------
            Total Industrials                                                                57,561
                                                                                           --------
            INFORMATION TECHNOLOGY (12.6%)
            ------------------------------
            COMMUNICATIONS EQUIPMENT (0.8%)
 5,618,000  BYD Electronic International Co. Ltd.*                                            2,882
   133,000  High Tech Computer Corp.                                                          5,662
                                                                                           --------
                                                                                              8,544
                                                                                           --------
            COMPUTER HARDWARE (0.1%)
   436,000  Quanta Computer, Inc.                                                               990
                                                                                           --------
            COMPUTER STORAGE & PERIPHERALS (0.3%)
   120,000  Catcher Technology Co. Ltd.                                                         783
   887,000  Giga-Byte Technology Co. Ltd.                                                       983
 2,339,530  TPV Technology Ltd.                                                               1,368
                                                                                           --------
                                                                                              3,134
                                                                                           --------
            DATA PROCESSING & OUTSOURCED SERVICES (0.8%)
   112,946  Cielo S.A.                                                                        2,814
   369,200  Redecard S.A.                                                                     5,569
                                                                                           --------
                                                                                              8,383
                                                                                           --------
            ELECTRONIC COMPONENTS (1.5%)
   895,000  AU Optronics Corp.*                                                                 735
   558,500  AU Optronics Corp. ADR*                                                           4,552
 1,376,594  Nan Ya Printed Circuit Board Corp.                                                5,548
   646,000  Young Fast Optoelectronics Co. Ltd.*                                              4,396
                                                                                           --------
                                                                                             15,231
                                                                                           --------
            ELECTRONIC MANUFACTURING SERVICES (1.1%)
 3,236,707  Hon Hai Precision Industry Corp. Ltd.                                            11,351
                                                                                           --------
            HOME ENTERTAINMENT SOFTWARE (0.4%)
   131,730  Perfect World Co. Ltd. ADR*                                                       3,116
    87,690  Shanda Games Ltd. ADR*                                                              626
                                                                                           --------
                                                                                              3,742
                                                                                           --------
            INTERNET SOFTWARE & SERVICES (0.7%)
   730,500  Alibaba.com Ltd.(b)                                                               1,234
     7,100  Baidu, Inc. ADR*                                                                    964
     5,700  Sina Corp.*                                                                         677
   136,600  Tencent Holdings Ltd.                                                             3,934
                                                                                           --------
                                                                                              6,809
                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
            IT CONSULTING & OTHER SERVICES (0.8%)
    49,900  Infosys Technologies Ltd. ADR                                                  $  3,081
 1,513,890  Rolta India Ltd.(d)                                                               4,657
                                                                                           --------
                                                                                              7,738
                                                                                           --------
            SEMICONDUCTOR EQUIPMENT (0.1%)
   141,400  KC Tech Co. Ltd.                                                                    958
                                                                                           --------
            SEMICONDUCTORS (5.5%)
 1,796,000  Advanced Semiconductor Engineering, Inc.                                          2,219
   141,030  Hynix Semiconductor, Inc.                                                         3,934
   735,000  Novatek Microelectronics Corp.                                                    2,514
   771,000  Powertech Technology, Inc.                                                        2,879
    26,011  Samsung Electronics Co. Ltd.                                                     21,741
   682,000  Siliconware Precision Industries Co.                                                917
    54,100  Siliconware Precision Industries Co. ADR                                            360
 3,309,378  Taiwan Semiconductor Manufacturing Co. Ltd.                                       8,857
   347,573  Taiwan Semiconductor Manufacturing Co. Ltd. ADR                                   4,748
 1,055,060  Transcend Information, Inc.                                                       3,107
 8,641,286  United Microelectronics Corp.                                                     4,463
   119,780  United Microelectronics Corp. ADR(b)                                                326
                                                                                           --------
                                                                                             56,065
                                                                                           --------
            SYSTEMS SOFTWARE (0.4%)
   189,420  Asseco Poland S.A.                                                                3,656
                                                                                           --------
            TECHNOLOGY DISTRIBUTORS (0.1%)
 1,114,800  China ITS Holdings Co. Ltd.*                                                        459
                                                                                           --------
            Total Information Technology                                                    127,060
                                                                                           --------
            MATERIALS (12.8%)
            -----------------
            COMMODITY CHEMICALS (1.6%)
   126,000  Formosa Chemicals & Fibre Corp.                                                     482
 1,434,000  Formosa Plastics Corp.                                                            5,504
    49,200  Hanwha Chemical Corp.                                                             2,232
    62,300  KP Chemical Corp.                                                                 1,645
     8,060  LG Chem Ltd.                                                                      3,996
   478,000  Nan Ya Plastics Corp.                                                             1,329
    24,492  SK Chemicals Co. Ltd.                                                             1,493
                                                                                           --------
                                                                                             16,681
                                                                                           --------
            CONSTRUCTION MATERIALS (1.5%)
   292,000  Anhui Conch Cement Co. Ltd. "H"                                                   1,299
 1,195,500  Asia Cement (China) Holdings Corp., acquired
             12/17/2009 - 11/19/2010; cost $542(a)                                              938
   666,270  Asia Cement Corp.                                                                   919
   198,546  Cemex S.A. de C.V. ADR*                                                           1,709

================================================================================

26  | USAA EMERGING MARKETS FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
   916,000  China National Building Material Co. Ltd. "H"                                  $  1,866
 1,522,783  India Cements Ltd. GDR(c),(d)                                                     5,710
   603,900  Magnesita Refratarios S.A.*                                                       2,871
                                                                                           --------
                                                                                             15,312
                                                                                           --------
            DIVERSIFIED CHEMICALS (0.2%)
     1,100  OCI Co. Ltd.                                                                        503
    40,000  OCI Co. Ltd. GDR*(c)                                                              1,827
                                                                                           --------
                                                                                              2,330
                                                                                           --------
            DIVERSIFIED METALS & MINING (2.1%)
    72,500  African Rainbow Minerals Ltd.                                                     2,176
 5,990,500  Borneo Lumbung Energi and Meta Tbk*                                               1,067
    65,900  Exxaro Resources Ltd.                                                             1,563
   640,768  Grupo Mexico S.A.B. de C.V. "B"                                                   2,290
   522,000  Jiangxi Copper Co. "H"                                                            1,768
     9,390  Korea Zinc Co. Ltd.                                                               3,550
    82,410  Mining and Metallurgical Co. Norilsk Nickel ADR*                                  2,066
    72,700  New World Resources plc "A"*                                                      1,190
 1,785,500  PT Aneka Tambang Tbk                                                                450
   638,500  PT International Nickel Indonesia Tbk                                               357
   302,370  Sterlite Industries India Ltd. ADR*(b)                                            4,702
                                                                                           --------
                                                                                             21,179
                                                                                           --------
            FERTILIZERS & AGRICULTURAL CHEMICALS (0.3%)
    18,300  Sociedad Quimica y Minera Chile S.A. ADR                                          1,145
    23,500  Uralkali GDR*                                                                     1,005
    17,200  Uralkali GDR*                                                                       736
                                                                                           --------
                                                                                              2,886
                                                                                           --------
            GOLD (1.0%)
   612,300  African Barrick Gold Ltd.                                                         4,583
    50,900  AngloGold Ashanti Ltd. ADR                                                        2,339
   136,900  Gold Fields Ltd. ADR                                                              2,251
    35,000  Koza Altin Isletmeleri A.S.                                                         466
                                                                                           --------
                                                                                              9,639
                                                                                           --------
            PAPER PRODUCTS (0.7%)
   282,000  Fibria Celulose S.A. ADR(b)                                                       4,391
   445,561  Sappi Ltd.*                                                                       2,383
                                                                                           --------
                                                                                              6,774
                                                                                           --------
            PRECIOUS METALS & MINERALS (0.7%)
    64,432  Anglo Platinum Ltd.                                                               6,159
    15,700  Impala Platinum Holdings Ltd.                                                       436
    26,100  Industrias Penoles, S.A.B. de C.V.                                                1,017
                                                                                           --------
                                                                                              7,612
                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
            STEEL (4.7%)
   133,175  ArcelorMittal South Africa Ltd.                                                $  1,600
    89,600  Companhia Siderurgica Nacional S.A. ADR                                           1,276
    29,300  Dongkuk Steel Mill Co. Ltd.                                                       1,075
   276,917  El Ezz Steel Rebars S.A.E.*                                                         465
   551,340  Gerdau S.A. ADR                                                                   6,081
    47,500  Hyundai Hysco                                                                     2,258
   148,900  Industrias CH, S.A. de C.V "B"*                                                     543
    47,500  Kumba Iron Ore Ltd.                                                               3,235
 4,884,000  Maanshan Iron & Steel Co. Ltd.                                                    2,355
    80,200  Metalurgica Gerdau S.A.                                                           1,106
    19,900  Novolipetsk Steel GDR                                                               726
     3,420  POSCO                                                                             1,387
    26,930  POSCO ADR                                                                         2,747
    27,000  Severstal Joint Stock Co.                                                           491
    32,500  Ternium S.A. ADR                                                                  1,011
   317,050  Vale S.A.                                                                        10,228
   360,000  Vale S.A. ADR                                                                    10,548
                                                                                           --------
                                                                                             47,132
                                                                                           --------
            Total Materials                                                                 129,545
                                                                                           --------
            TELECOMMUNICATION SERVICES (7.1%)
            ---------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (1.1%)
    14,056  Chunghwa Telecom Co. Ltd. ADR                                                       460
    81,100  KT Corp. ADR(b)                                                                   1,478
 1,096,890  Mahanagar Telephone Nigam Ltd. ADR*(b)                                            2,281
 3,187,700  PT Telekomunikasi Indonesia Tbk                                                   2,876
    19,500  Telecom Argentina S.A. ADR "B"                                                      470
   174,850  Telekomunikacja Polska S.A.                                                       1,151
   333,070  Telkom S.A. Ltd.                                                                  1,780
    96,800  Turk Telekomunikasyon A.S.                                                          438
                                                                                           --------
                                                                                             10,934
                                                                                           --------
            WIRELESS TELECOMMUNICATION SERVICES (6.0%)
   239,540  America Movil S.A.B. de C.V. ADR "L"                                             12,624
 1,258,500  China Mobile Ltd.                                                                11,521
    67,870  China Mobile Ltd. ADR                                                             3,106
    77,900  Digi.com Berhad                                                                     737
    76,700  Mobile TeleSystems ADR                                                            1,555
   430,761  MTN Group Ltd.                                                                    9,156
 3,561,500  PT Indonesian Satellite Corp. Tbk                                                 2,191
    10,876  SK Telecom Co. Ltd.                                                               1,613
   159,140  SK Telecom Co. Ltd. ADR                                                           2,815
   497,000  Taiwan Mobile Co. Ltd.                                                            1,342
   170,340  Turkcell Iletisim Hizmetleri A.S.                                                   948

================================================================================

28  | USAA EMERGING MARKETS FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
    71,460  Turkcell Iletisim Hizmetleri A.S. ADR*                                         $  1,005
   474,560  Vimpelcom Ltd.                                                                    6,682
    67,200  Vivo Participacoes S.A.                                                           3,032
   226,600  Vodacom Group Ltd.                                                                2,778
                                                                                           --------
                                                                                             61,105
                                                                                           --------
            Total Telecommunication Services                                                 72,039
                                                                                           --------
            UTILITIES (2.2%)
            ----------------
            ELECTRIC UTILITIES (1.3%)
   264,513  Centrais Electricas Brasileiras S.A.*                                             3,755
     8,600  CEZ Group                                                                           474
    65,948  Companhia Energetica de Minas Gerais ADR                                          1,259
    20,200  Energias do Brasil S.A.                                                             487
    77,500  Enersis S.A. ADR                                                                  1,682
    88,330  Korea Electric Power Corp.*                                                       2,443
    36,800  Korea Electric Power Corp. ADR*                                                     506
 1,266,887  Tenaga Nasional Berhad                                                            2,992
                                                                                           --------
                                                                                             13,598
                                                                                           --------
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.7%)
   376,800  Aboitiz Power Corp.                                                                 262
 9,704,000  China Power International Development Ltd.                                        2,346
 5,685,800  Huaneng Power International, Inc. "H"                                             3,319
    32,940  Huaneng Power International, Inc. ADR "H"(b)                                        772
                                                                                           --------
                                                                                              6,699
                                                                                           --------
            WATER UTILITIES (0.2%)
   115,300  Companhia de Saneamento de Minas Gerais                                           2,309
                                                                                           --------
            Total Utilities                                                                  22,606
                                                                                           --------
            Total Common Stocks (cost: $780,861)                                            906,127
                                                                                           --------

            PREFERRED SECURITIES (4.4%)

            CONSUMER DISCRETIONARY (0.3%)
            -----------------------------
            AUTOMOBILE MANUFACTURERS (0.2%)
    27,025  Hyundai Motor Co. Ltd.                                                            1,931
                                                                                           --------
            TEXTILES (0.1%)
   355,888  Companhia de Tecidos Norte de Minas,
             acquired 5/29/2003 - 12/14/2010; cost $1,212(a)                                  1,037
                                                                                           --------
            Total Consumer Discretionary                                                      2,968
                                                                                           --------
            CONSUMER STAPLES (0.4%)
            -----------------------
            BREWERS (0.3%)
    90,100  Companhia de Bebidas das Americas ADR                                             2,842
                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
            HYPERMARKETS & SUPER CENTERS (0.1%)
    24,600  Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR                   $    999
                                                                                           --------
            Total Consumer Staples                                                            3,841
                                                                                           --------
            ENERGY (1.7%)
            -------------
            INTEGRATED OIL & GAS (1.7%)
   566,350  Petroleo Brasileiro S.A. ADR                                                     17,704
                                                                                           --------
            Total Energy                                                                     17,704
                                                                                           --------
            FINANCIALS (0.6%)
            -----------------
            DIVERSIFIED BANKS (0.6%)
    58,800  Banco Itau Holding Financeira S.A.                                                1,336
   599,481  Itausa - Investimentos Itau S.A.                                                  4,487
                                                                                           --------
            Total Financials                                                                  5,823
                                                                                           --------
            MATERIALS (0.4%)
            ----------------
            COMMODITY CHEMICALS (0.1%)
    75,700  Braskem S.A. "A"                                                                  1,185
                                                                                           --------
            PAPER PACKAGING (0.0%)
    55,300  Klabin S.A.                                                                         211
                                                                                           --------
            PAPER PRODUCTS (0.1%)
    74,525  Suzano Papel e Celulose S.A.                                                        690
                                                                                           --------
            STEEL (0.2%)
    80,700  Bradespar S.A.                                                                    2,071
    50,100  Gerdau S.A.                                                                         550
                                                                                           --------
                                                                                              2,621
                                                                                           --------
            Total Materials                                                                   4,707
                                                                                           --------
            TELECOMMUNICATION SERVICES (0.7%)
            ---------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (0.4%)
   189,700  Tele Norte Leste Participacoes S.A. ADR                                           3,390
                                                                                           --------
            WIRELESS TELECOMMUNICATION SERVICES (0.3%)
    69,200  TIM Participacoes S.A. ADR(b)                                                     3,386
                                                                                           --------
            Total Telecommunication Services                                                  6,776
                                                                                           --------
            UTILITIES (0.3%)
            ----------------
            ELECTRIC UTILITIES (0.3%)
   138,671  Companhia Energetica de Minas Gerais (CEMIG)                                      2,601
    16,900  Companhia Paranaense de Energia ADR                                                 449
                                                                                           --------
            Total Utilities                                                                   3,050
                                                                                           --------
            Total Preferred Securities (cost: $38,152)                                       44,869
                                                                                           --------

================================================================================

30  | USAA EMERGING MARKETS FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
            EXCHANGE-TRADED FUNDS (2.0%)
    45,451  iPath MSCI India Index*(b)                                                     $  3,093
 2,332,900  iShares FTSE/Xinhua A50 China Tracker(b)                                          3,942
   155,460  iShares MSCI Emerging Markets Index ETF                                           7,548
   233,260  WisdomTree India Earnings ETF                                                     5,493
                                                                                           --------
            Total Exchange-Traded Funds (cost: $18,420)                                      20,076
                                                                                           --------

            RIGHTS (0.0%)

            FINANCIALS (0.0%)
            -----------------
            DIVERSIFIED BANKS (0.0%)
     5,646  Itausa - Investimentos Itau S.A. (cost: $35)                                         42
                                                                                           --------
            Total Financials                                                                     42
                                                                                           --------
            Total Rights (cost: $35)                                                             42
                                                                                           --------
            Total Equity Securities (cost: $837,468)                                        971,114
                                                                                           --------

            EQUITY LINKED STRUCTURED NOTES (0.5%)

            FINANCIALS (0.5%)
            -----------------
            DIVERSIFIED CAPITAL MARKETS (0.5%)
 1,286,100  Deutsche Bank AG*(c)                                                              4,476
                                                                                           --------
            Total Equity Linked Structured Notes (cost: $4,764)                               4,476
                                                                                           --------

            MONEY MARKET INSTRUMENTS (2.2%)

            MONEY MARKET FUNDS (2.2%)
22,450,945  State Street Institutional Liquid Reserve Fund, 0.11%(e)                         22,451
                                                                                           --------
            Total Money Market Instruments (cost: $22,451)                                   22,451
                                                                                           --------

            SHORT-TERM INVESTMENTS PURCHASED WITH
            CASH COLLATERAL FROM SECURITIES LOANED (1.9%)

            MONEY MARKET FUNDS (1.7%)
     6,708  AIM Short-Term Investment Co. Liquid Assets Portfolio, 0.09%(e)                       7
 2,945,021  Blackrock Liquidity Funds TempFund Portfolio, 0.10%(e)                            2,945
14,453,672  Fidelity Institutional Money Market Portfolio, 0.16%(e)                          14,453
                                                                                           --------
            Total Money Market Funds                                                         17,405
                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                                                       VALUE
(000)       SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
            REPURCHASE AGREEMENTS (0.2%)
$    1,707  Credit Suisse Securities, LLC, 0.11%, acquired on 5/31/2011 and due 6/01/2011 at $1,707 (collateralized by $1,740 of
               Freddie Mac(f), 1.56%, due 3/21/2016; market value $1,741)                $    1,707
       177  Deutsche Bank Securities, Inc., 0.11%, acquired on 5/31/2011 and due 6/01/2011 at $177 (collateralized by $179 of
               Fannie Mae(f), 1.00%, due 9/23/2013; market value $180)                          177
                                                                                         ----------
            Total Repurchase Agreements                                                       1,884
                                                                                         ----------
            Total Short-Term Investments Purchased With Cash Collateral
               From Securities Loaned (cost: $19,289)                                        19,289
                                                                                         ----------

            TOTAL INVESTMENTS (COST: $883,972)                                           $1,017,330
                                                                                         ==========

------------------------------------------------------------------------------------------------------
($ IN 000s)                                                 VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------
                                           (LEVEL 1)            (LEVEL 2)       (LEVEL 3)
                                       QUOTED PRICES    OTHER SIGNIFICANT     SIGNIFICANT
                                   IN ACTIVE MARKETS           OBSERVABLE    UNOBSERVABLE
ASSETS                          FOR IDENTICAL ASSETS               INPUTS          INPUTS        TOTAL
------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                             $888,627              $13,956        $3,544     $  906,127
  Preferred Securities                        44,869                    -             -         44,869
  Exchange-Traded Funds                       20,076                    -             -         20,076
  Rights                                          42                    -             -             42
Equity Linked Structured Notes                     -                4,476             -          4,476
Money Market Instruments:
  Money Market Funds                          22,451                    -             -         22,451
Short-Term Investments
  Purchased With Cash
  Collateral From Securities Loaned:
  Money Market Funds                          17,405                    -             -         17,405
  Repurchase Agreements                            -                1,884             -          1,884
------------------------------------------------------------------------------------------------------
Total                                       $993,470              $20,316        $3,544     $1,017,330
------------------------------------------------------------------------------------------------------

================================================================================

32  | USAA EMERGING MARKETS FUND

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                                                                COMMON
                                                                                                STOCKS
------------------------------------------------------------------------------------------------------
Balance as of May 31, 2010                                                                      $    -
Purchases                                                                                        3,113
Sales                                                                                           (1,267)
Transfers into Level 3                                                                           1,134
Transfers out of Level 3                                                                             -
Net realized gain (loss)                                                                           151
Change in net unrealized appreciation/depreciation                                                 413
------------------------------------------------------------------------------------------------------
Balance as of May 31, 2011                                                                      $3,544
------------------------------------------------------------------------------------------------------

For the period ended May 31, 2011, common stocks with a fair value of $298,151,000 were transferred from Level 2 to Level 1. Due to an assessment of events at the end of the prior reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. At May 31, 2011, it was not necessary to adjust the closing prices of these securities. A common stock with a fair value of $1,134,000 was transferred from Level 2 to Level 3 as trading was halted until a division spin-off was complete. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2011

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

   The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

o  CATEGORIES AND DEFINITIONS

   EQUITY-LINKED STRUCTURED NOTES (ELSNs) -- hybrid securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. ELSNs typically are offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in ELSNs creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right.

================================================================================

34  | USAA EMERGING MARKETS FUND

================================================================================

   In certain cases, ELSNs may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

   RIGHTS -- enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
   GDR Global depositary receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
   iPath iPath -- Exchange traded notes (ETNs) that are senior, unsecured, unsubordinated debt securities issued by Barclays Bank, plc. ETNs are traded on securities exchanges and are linked to the return of a benchmark index.
   iShares Exchange-traded funds, managed by BlackRock, Inc., that represent a portfolio of stocks designed to closely track a specific market index. iShares funds are traded on securities exchanges.
   NVDR Non-voting depositary receipts are receipts issued by Thai NVDR Company Limited.

o  SPECIFIC NOTES

   (a) Security deemed illiquid by USAA Investment Management Company (the Manager), under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at May 31, 2011, was $10,453,000, which represented 1.0% of the Fund's net assets.

   (b) The security or a portion thereof was out on loan as of May 31, 2011.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  35

================================================================================

   (c) Security was fair valued at May 31, 2011, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

   (d) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

   (e) Rate represents the money market fund annualized seven-day yield at May 31, 2011.

   (f) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

36  | USAA EMERGING MARKETS FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2011

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities
     on loan of $18,599) (cost of $883,972)                                    $1,017,330
   Cash                                                                             2,146
   Cash denominated in foreign currencies (identified cost of $9,003)               9,055
   Receivables:
     Capital shares sold:
       Affiliated transactions (Note 8)                                               171
       Nonaffiliated transactions                                                   1,391
     USAA Investment Management Company (Note 7D)                                       2
     USAA Transfer Agency Company (Note 7E)                                            20
   Dividends and interest                                                           4,555
   Securities sold                                                                  4,030
   Other                                                                              430
                                                                               ----------
       Total assets                                                             1,039,130
                                                                               ----------
LIABILITIES
   Payables:
     Upon return of securities loaned                                              19,289
     Securities purchased                                                           5,021
     Capital shares redeemed                                                          667
   Unrealized depreciation on foreign currency contracts held, at value                 3
   Accrued management fees                                                            845
   Accrued transfer agent's fees                                                       96
   Other accrued expenses and payables                                                793
                                                                               ----------
       Total liabilities                                                           26,714
                                                                               ----------
         Net assets applicable to capital shares outstanding                   $1,012,416
                                                                               ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                              $ 851,848
   Accumulated undistributed net investment income                                  4,871
   Accumulated net realized gain on investments                                    22,552
   Net unrealized appreciation of investments                                     133,358
   Net unrealized depreciation of foreign currency translations                      (213)
                                                                               ----------
         Net assets applicable to capital shares outstanding                   $1,012,416
                                                                               ==========
   Net asset value, redemption price, and offering price per share:
     Fund Shares (net assets of $821,004/38,062 shares outstanding)            $    21.57
                                                                               ==========
     Institutional Shares (net assets of $185,493/8,587 shares outstanding)    $    21.60
                                                                               ==========
     Adviser Shares (net assets of $5,919/275 shares outstanding)              $    21.50
                                                                               ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  37

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2011

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $2,176)                            $ 19,196
  Interest (net of foreign taxes withheld of $500)                                     44
  Securities lending (net)                                                            166
                                                                                 --------
       Total income                                                                19,406
                                                                                 --------
EXPENSES
  Management fees                                                                   8,591
  Administration and servicing fees:
    Fund Shares                                                                     1,073
    Institutional Shares                                                               65
    Adviser Shares*                                                                     7
  Transfer agent's fees:
    Fund Shares                                                                     2,024
    Institutional Shares                                                               65
  Distribution and service fees (Note 7F):
    Adviser Shares*                                                                    11
  Custody and accounting fees:
    Fund Shares                                                                       743
    Institutional Shares                                                              133
    Adviser Shares*                                                                     5
  Postage:
    Fund Shares                                                                        73
  Shareholder reporting fees:
    Fund Shares                                                                        57
  Trustees' fees                                                                       13
  Registration fees:
    Fund Shares                                                                        65
    Institutional Shares                                                               10
    Adviser Shares*                                                                    29
  Professional fees                                                                    97
  Other                                                                                25
                                                                                 --------
       Total expenses                                                              13,086
  Expenses paid indirectly:
    Fund Shares                                                                        (1)
  Expenses reimbursed:
  Institutional Shares                                                                (30)
  Adviser Shares*                                                                     (11)
                                                                                 --------
  Net expenses                                                                     13,044
                                                                                 --------
NET INVESTMENT INCOME                                                               6,362
                                                                                 --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY
  Net realized gain on:
    Investments (net of foreign taxes withheld of $1,300)                          91,418
    Foreign currency transactions                                                     134
  Change in net unrealized appreciation/depreciation of:
     Investments                                                                   80,207
     Foreign currency translations                                                    560
                                                                                 --------
       Net realized and unrealized gain                                           172,319
                                                                                 --------
  Increase in net assets resulting from operations                               $178,681
                                                                                 ========

*Adviser shares were initiated on August 1, 2010

See accompanying notes to financial statements.

================================================================================

38  | USAA EMERGING MARKETS FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

---------------------------------------------------------------------------------------

                                                                       2011        2010
---------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                          $    6,362    $  3,905
  Net realized gain on investments                                   91,418      49,246
  Net realized gain (loss) on foreign currency transactions             134        (177)
  Change in net unrealized appreciation/depreciation of:
    Investments                                                      80,207      36,133
    Foreign currency translations                                       560        (739)
                                                                 ----------------------
    Increase in net assets resulting from operations                178,681      88,368
                                                                 ----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Fund Shares                                                      (4,620)     (3,451)
    Institutional Shares                                             (1,348)       (549)
    Adviser Shares*                                                     (31)          -
                                                                 ----------------------
      Total distributions of net investment income                   (5,999)     (4,000)
                                                                 ----------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
  Fund Shares                                                       115,253      50,071
  Institutional Shares                                               84,327      51,418
  Adviser Shares*                                                     5,085           -
                                                                 ----------------------
      Total net increase in net assets from
        capital share transactions                                  204,665     101,489
                                                                 ----------------------
  Capital contribution from USAA Transfer
      Agency Company (Note 7E):
      Fund Shares                                                        20           3
                                                                 ----------------------
  Net increase in net assets                                        377,367     185,860

NET ASSETS
  Beginning of year                                                 635,049     449,189
                                                                 ----------------------
  End of year                                                    $1,012,416    $635,049
                                                                 ======================
Accumulated undistributed net investment income:
  End of year                                                    $    4,871    $  3,992
                                                                 ======================

*Adviser shares were initiated on August 1, 2010

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  39

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2011

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 48 separate funds. The information presented in this annual report pertains only to the USAA Emerging Markets Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is capital appreciation. The Fund concentrates its investments in securities of companies in emerging market countries, which may have limited or developing capital markets. Such investments may involve greater risks than investments in developed markets, and political, social, or economic changes in these markets may cause the prices of such investments to be volatile.

The Fund has three classes of shares: Emerging Markets Fund Shares (Fund Shares), Emerging Markets Fund Institutional Shares (Institutional Shares), and effective August 1, 2010, Emerging Markets Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are currently offered for sale only to the USAA Target Retirement Funds

================================================================================

40  | USAA EMERGING MARKETS FUND

================================================================================

(Target Funds) and not to the general public. The Target Funds are managed by USAA Investment Management Company (the Manager), an affiliate of the Fund. The Adviser Shares permit investors to purchase shares through financial intermediaries, banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Securities, including exchange-traded funds (ETFs), exchange-traded notes (ETNs), and equity-linked structured notes, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

   2. Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value
      (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

      securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

   3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

   4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   5. Repurchase agreements are valued at cost, which approximates market value.

   6. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which

================================================================================

42  | USAA EMERGING MARKETS FUND

================================================================================

      they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain common stocks traded on foreign exchanges, whose fair values at the reporting date included an adjustment to reflect changes occurring subsequent to the close of trading in the foreign markets but prior to the close of trading in comparable U.S. securities markets, equity-linked structured notes valued based on methods discussed in Note 1A1, and repurchase agreements valued at cost, which approximates fair value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

   Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

   For securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Trust's Board of Trustees. Trading was halted on a common stock until a division spin-off was complete. The fair value methods included using the previous day's close of trading price. Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus

================================================================================

44  | USAA EMERGING MARKETS FUND

================================================================================

   accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

F. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

   such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2011, custodian and other bank credits reduced the Fund's expenses by $1,000. For the year ended May 31, 2011, the Fund did not incur any brokerage commission recapture credits.

H. REDEMPTION FEES -- Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended May 31, 2011, the Adviser Shares did not receive any redemption fees.

I. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

46  | USAA EMERGING MARKETS FUND

================================================================================

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.10% annually of the amount of the committed loan agreement). Prior to September 24, 2010, the maximum annual facility fee was 0.13% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended May 31, 2011, the Fund paid CAPCO facility fees of $3,000, which represents 1.7% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended May 31, 2011.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency gains and losses, passive foreign investment corporations gains and losses, and prior year dividend distributions resulted in reclassifications to the statement of assets and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

liabilities to decrease paid-in capital by $7,000, increase accumulated undistributed net investment income by $516,000, and decrease accumulated net realized gain on investments by $509,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2011, and 2010, was as follows:

                                                     2011                   2010
                                                  --------------------------------
Ordinary income*                                  $5,999,000            $4,000,000

*Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of May 31, 2011, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                       $  5,686,000
Undistributed long-term capital gains                                 27,977,000
Accumulated capital and other losses                                     (18,000)
Unrealized appreciation of investments                               127,137,000
Unrealized depreciation on foreign currency translations                (213,000)

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and mark-to-market adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. For the year ended May 31, 2011, the Fund utilized capital loss carryovers of $59,310,000 to offset capital gains. At May 31, 2011, the Fund had a current post October passive foreign investment company loss of $18,000, for federal income tax purposes. The post October loss will be recognized on the first day of the following fiscal year.

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained

================================================================================

48  | USAA EMERGING MARKETS FUND

================================================================================

by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year, ended May 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of May 31, 2011, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended May 31, 2011, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2011, were $728,567,000 and $543,290,000, respectively.

As of May 31, 2011, the cost of securities, including short-term securities, for federal income tax purposes, was $890,193,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2011, for federal income tax purposes, were $157,271,000 and $30,134,000, respectively, resulting in net unrealized appreciation of $127,137,000.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, ClearLend Securities (ClearLend), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and ClearLend retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. ClearLend receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wells Fargo, parent company of ClearLend, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended May 31, 2011, the Fund received securities-lending income of $166,000, which is net of the 20% income retained by ClearLend. As of May 31, 2011, the Fund loaned securities having a fair market value of approximately $18,599,000 and received cash collateral of $19,289,000 for the loans. Of this amount, $19,289,000 was invested in short-term investments, as noted in the Fund's portfolio of investments, and less than $500 remained in cash.

(6) CAPITAL SHARE TRANSACTIONS

At May 31, 2011, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

50  | USAA EMERGING MARKETS FUND

================================================================================

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated Target Funds. Capital share transactions for all classes were as follows, in thousands:

                                                  YEAR ENDED                            YEAR ENDED
                                                  5/31/2011                             5/31/2010
----------------------------------------------------------------------------------------------------------
                                              SHARES        AMOUNT                 SHARES         AMOUNT
                                             -------------------------------------------------------------
FUND SHARES:
Shares sold                                  13,550        $ 276,520               13,197        $ 229,685
Shares issued from reinvested dividends         218            4,543                  190            3,395
Shares redeemed                              (8,135)        (165,810)             (10,524)        (183,009)
                                             -------------------------------------------------------------
Net increase from capital
  share transactions                          5,633        $ 115,253                2,863        $  50,071
                                             =============================================================
INSTITUTIONAL SHARES:
Shares sold                                   4,527        $  93,377                3,678        $  65,156
Shares issued from reinvested dividends          65            1,348                   31              548
Shares redeemed                                (501)         (10,398)                (827)         (14,286)
                                             -------------------------------------------------------------
Net increase from capital
  share transactions                          4,091        $  84,327                2,882        $  51,418
                                             =============================================================
ADVISER SHARES
  (INITIATED ON AUGUST 1, 2010):
Shares sold                                     276        $   5,105                    -        $       -
Shares issued from reinvested dividends           -                -                    -                -
Shares redeemed                                  (1)             (20)                  (-)              (-)
                                             -------------------------------------------------------------
Net increase from capital
  share transactions                            275        $   5,085                    -         $      -
                                             =============================================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is authorized to select

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 1.00% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Emerging Markets Funds Index over the performance period. The Lipper Emerging Markets Funds Index tracks the total return performance of the 30 largest funds in the Lipper Emerging Markets Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance adjustment for the Institutional Shares and Adviser Shares includes the performance of the Fund Shares for periods prior to August 1, 2008, and August 1, 2010, respectively. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                    +/- 0.04%
+/- 4.01% to 7.00%                    +/- 0.05%
+/- 7.01% and greater                 +/- 0.06%

   (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

================================================================================

52  | USAA EMERGING MARKETS FUND

================================================================================

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Emerging Markets Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended May 31, 2011, the Fund incurred total management fees, paid or payable to the Manager, of $8,591,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $84,000, $4,000, and less than $500, respectively. For the Fund Shares, Institutional Shares, and Adviser Shares, the performance adjustments were 0.01%, less than 0.01%, and less than 0.01%, respectively.

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into an investment subadvisory agreement with The Boston Company Asset Management, LLC (The Boston Company) and Batterymarch Financial Management, Inc. (Batterymarch), under which The Boston Company and Batterymarch direct the investment and reinvestment of portions of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays The Boston Company a subadvisory fee in the annual amount of 0.69% of the portion of the Fund's average net assets that The Boston Company manages. For the year ended May 31, 2011, the Manager incurred subadvisory fees, paid or payable to The Boston Company, of $3,019,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

    The Manager (not the Fund) pays Batterymarch a subadvisory fee in the annual amount of 0.80% for assets up to $100 million; 0.75% for assets over $100 million up to $600 million; and 0.60% for assets over $600 million on the portion of the Fund's average net assets that Batterymarch manages. For the year ended May 31, 2011, the Manager incurred subadvisory fees, paid or payable to Batterymarch, of $3,157,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15%, 0.05%, and 0.15% of average net assets of the Fund Shares, Institutional, and Adviser Shares, respectively. For the year ended May 31, 2011, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,073,000, $65,000, and $7,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2011, the Fund reimbursed the Manager $27,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has agreed, through October 1, 2011, to limit the annual expenses of the Adviser Shares to 2.00% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2011, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date.

================================================================================

54  | USAA EMERGING MARKETS FUND

================================================================================

    The Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares for its first two fiscal years to 1.13% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares for all expenses in excess of that amount. Effective October 1, 2010, the Manager terminated this voluntary agreement. For the year ended May 31, 2011, the Adviser Shares and the Institutional Shares incurred reimbursable expenses of $11,000 and $30,000, respectively, of which $2,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund Shares and Adviser Shares also pay SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended May 31, 2011, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $2,024,000, $65,000, and less than $500, respectively. For the year ended May 31, 2011, the Fund Shares recorded a capital contribution of $20,000 from SAS for adjustments related to corrections to shareholder accounts, which was recorded as a receivable at May 31, 2011.

F. DISTRIBUTION AND SERVICE (12b-1) FEES -- The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to the Manager (the distributor) for distribution and shareholder services. The distributor pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares average daily net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

    Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2011, the Adviser Shares incurred distribution and service (12b-1) fees of $11,000.

G. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(8) TRANSACTIONS WITH AFFILIATES

The Fund is one of 14 USAA mutual funds in which the affiliated Target Funds may invest. The Target Funds do not invest in the Fund for the purpose of exercising management or control. As of May 31, 2011, the Fund recorded a receivable for capital shares sold of $171,000 for the Target Funds' purchases of Institutional Shares. As of May 31, 2011, the Target Funds owned the following percent of the total outstanding shares of the Fund:

                                                                   OWNERSHIP %
------------------------------------------------------------------------------
USAA Target Retirement Income Fund                                    0.9%
USAA Target Retirement 2020 Fund                                      2.3
USAA Target Retirement 2030 Fund                                      5.1
USAA Target Retirement 2040 Fund                                      6.6
USAA Target Retirement 2050 Fund                                      3.4

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2011, USAA and its affiliates owned 271,000 Adviser Shares, which represent 98.6% of the Adviser Shares and 0.6% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

56  | USAA EMERGING MARKETS FUND

================================================================================

(9) NEW ACCOUNTING PRONOUNCEMENTS

    FAIR VALUE MEASUREMENTS -- In May 2011, the Financial Accounting Standards Board (FASB) and the International Accounting Standards Board (IASB) issued converged guidance on fair value measurements regarding the principles of fair value measurement and financial reporting. A number of new disclosures are required, including quantitative information and a qualitative discussion about significant unobservable inputs used for all Level 3 measurements, a description of the Manager's valuation processes, and all transfers between levels of the fair value hierarchy, rather than significant transfers only. The amended guidance is effective for financial statements for interim and annual periods beginning after December 15, 2011. The Manager is in the process of evaluating the impact of this guidance on the Fund's financial statement disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

(10) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                      YEAR ENDED MAY 31,
                                             --------------------------------------------------------------------
                                                 2011          2010            2009           2008           2007
                                             --------------------------------------------------------------------
Net asset value at
  beginning of period                        $  17.20      $  14.41        $  24.47       $  22.67       $  16.82
                                             --------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                           .13           .11             .23            .29            .14
  Net realized and
    unrealized gain (loss)                       4.37          2.79           (9.15)          3.99           5.93
                                             --------------------------------------------------------------------
Total from investment
  operations                                     4.50          2.90           (8.92)          4.28           6.07
                                             --------------------------------------------------------------------
Less distributions from:
  Net investment income                          (.13)         (.11)           (.20)          (.29)          (.22)
  Realized capital gains                            -             -            (.94)         (2.19)             -
                                             --------------------------------------------------------------------
Total distributions                              (.13)         (.11)          (1.14)         (2.48)          (.22)
                                             --------------------------------------------------------------------
Net asset value at end of period             $  21.57      $  17.20        $  14.41       $  24.47       $  22.67
                                             ====================================================================
Total return (%)*                               26.19         20.07(b)       (34.71)         18.78          36.23(a)
Net assets at
  end of period (000)                        $821,004      $557,639        $425,934       $622,436       $445,365
Ratios to average net assets:**
  Expenses (%)(c),(d)                            1.59          1.66(b)         1.79           1.51           1.65(a)
  Net investment income (%)                       .68           .61            1.98           1.22            .88
Portfolio turnover (%)                             66            66              76             64            109

  *  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the year ended May 31, 2011, average net assets were $716,321,000.
(a) For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund Shares for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund Shares' total return or ratio of expenses to average net assets.
(b) During the year ended May 31, 2010, SAS reimbursed the Fund Shares $102,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund
    Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by 0.02%. This decrease is excluded from the expense ratios above.
(c) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly.
    The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                                 (.00%)(+)     (.00%)(+)       (.00%)(+)      (.00%)(+)      (.01%)
    (+) Represents less than 0.01% of average net assets.
(d) Effective March 1, 2004, through September 30, 2008, the Manager voluntarily agreed to limit the annual expenses of the Fund Shares to 1.80% of the Fund Shares' average net assets.

================================================================================

58  | USAA EMERGING MARKETS FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) -- INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED MAY 31,
                                             -----------------------------------------
                                                 2011           2010           2009***
                                             -----------------------------------------
Net asset value at beginning of period       $  17.22        $ 14.41           $ 21.26
                                             -----------------------------------------
Income (loss) from investment operations:
  Net investment income                           .22            .21(a)            .31(a)
  Net realized and unrealized gain (loss)        4.37           2.78(a)          (5.98)(a)
                                             -----------------------------------------
Total from investment operations                 4.59           2.99(a)          (5.67)(a)
                                             -----------------------------------------
Less distributions from:
  Net investment income                          (.21)          (.18)             (.24)
  Realized capital gains                            -              -              (.94)
                                             -----------------------------------------
Total distributions                              (.21)          (.18)            (1.18)
                                             -----------------------------------------
Net asset value at end of period              $ 21.60        $ 17.22           $ 14.41
                                             =========================================

Total return (%)*                               26.71          20.74            (24.59)
Net assets at end of period (000)            $185,493        $77,410           $23,255
Ratios to average net assets:**
  Expenses (%)(b),(d)                            1.20           1.13              1.13(c)
  Expenses, excluding reimbursements (%)(b)      1.22           1.24              1.28(c)
  Net investment income (%)                      1.13           1.17              3.30(c)
Portfolio turnover (%)                             66             66                76

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2011, average net assets were $131,147,000.
*** Institutional Shares were initiated on August 1, 2008.
(a) Calculated using average shares.
(b) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Prior to October 1, 2010, the Manager agreed to limit the annual expenses of the Institutional Shares to 1.13% of the Institutional Shares' average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) -- ADVISER SHARES

Per share operating performance for a share outstanding throughout the period is as follows:

                                                                                        PERIOD ENDED
                                                                                           MAY 31,
                                                                                           2011***
                                                                                        ------------
Net asset value at beginning of period                                                     $19.22
                                                                                           ------
Income from investment operations:
  Net investment income                                                                       .03(a)
  Net realized and unrealized gain                                                           2.36(a)
                                                                                           ------
Total from investment operations                                                             2.39(a)
                                                                                           ------
Less distributions from:
  Net investment income                                                                      (.11)
                                                                                           ------
Total distributions                                                                          (.11)
                                                                                           ------
Net asset value at end of period                                                           $21.50
                                                                                           ======
Total return (%)*                                                                           12.48
Net assets at end of period (000)                                                          $5,919
Ratios to average net assets:**,(b)
  Expenses (%)(c)                                                                            2.00
  Expenses, excluding reimbursements (%)(c)                                                  2.26
  Net investment income (%)                                                                   .16
Portfolio turnover (%)                                                                         66

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended May 31, 2011, average net assets were $5,344,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Calculated using average shares. For the period ended May 31, 2011, average shares were 253,000.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

60  | USAA EMERGING MARKETS FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2011 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2010, through May 31, 2011.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid

================================================================================

                                                           EXPENSE EXAMPLE |  61

================================================================================

for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                          BEGINNING               ENDING              DURING PERIOD*
                                        ACCOUNT VALUE          ACCOUNT VALUE        DECEMBER 1, 2010 -
                                       DECEMBER 1, 2010         MAY 31, 2011           MAY 31, 2011
------------------------------------------------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00             $1,068.20                $ 8.10

Hypothetical
 (5% return before expenses)                1,000.00               1,017.10                 7.90

INSTITUTIONAL SHARES
Actual                                      1,000.00               1,069.60                 6.35

Hypothetical
 (5% return before expenses)                1,000.00               1,018.80                 6.19

ADVISER SHARES
Actual                                      1,000.00               1,065.50                10.30

Hypothetical
 (5% return before expenses)                1,000.00               1,014.96                10.05

* Expenses are equal to the annualized expense ratio of 1.57% for Fund Shares, 1.23% for Institutional Shares, and 2.00% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 6.82% for Fund Shares, 6.96% for Institutional Shares, and 6.55% for Adviser Shares for the six-month period of December 1, 2010, through May 31, 2011.

================================================================================

62  | USAA EMERGING MARKETS FUND

================================================================================

ADVISORY AGREEMENTS

May 31, 2011

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 26, 2011, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreements with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information

================================================================================

                                                       ADVISORY AGREEMENTS |  63

================================================================================

concerning the Fund's performance and related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included certain information previously received at such quarterly meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

================================================================================

64  | USAA EMERGING MARKETS FUND

================================================================================

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of each Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the advisory fees and total expense ratio of the Fund as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load and front-end load retail open-end

================================================================================

                                                       ADVISORY AGREEMENTS |  65

================================================================================

investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance adjustment -- was below the median of its expense group and above the median of its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreement relating to the Fund are paid by the Manager. The Board also took into account Management's discussion with respect to the Fund's expenses.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-period ended December 31, 2010, and was above the average of its performance universe and its Lipper index for the three- and five-year periods ended December 31, 2010. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-year period ended December 31, 2010, and was in the top 50% of its performance universe for the three- and five-year periods ended December 31, 2010.

================================================================================

66  | USAA EMERGING MARKETS FUND

================================================================================

The Board also took into account Management's discussion of the Fund's performance.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fact that the Manager pays the Fund's subadvisory fees. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

================================================================================

                                                       ADVISORY AGREEMENTS |  67

================================================================================

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by each Subadviser, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel

================================================================================

68  | USAA EMERGING MARKETS FUND

================================================================================

who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them by each Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by each Subadviser and each Subadviser's profitability with respect to the Fund, and the potential economies of scale in each Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

SUBADVISORY FEES AND FUND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients. The Board considered that the Fund pays a management fee to the that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered, among other data, the Fund Shares class' performance during the one-, three-, and five-year periods ended December 31, 2010, as compared to the

================================================================================

                                                       ADVISORY AGREEMENTS |  69

================================================================================

Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund Shares class' performance results. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and riskadjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the explanations of management regarding the performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts.

CONCLUSIONS -- The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objective and policies; (ii) each Subadviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

70  | USAA EMERGING MARKETS FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 48 individual funds as of May 31, 2011. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1960
Year of Election or Appointment: 2001

Chair of the Board of Directors, IMCO (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2/07); Chair of the Board of Directors, USAA Financial Advisors, Inc. (FAI) (1/07-present); President, FAI (12/07-10/09); President, Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. He also serves as Vice Chair for USAA Life Insurance Company (USAA Life).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

72  | USAA EMERGING MARKETS FUND

================================================================================

ROBERT L. MASON, PH.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of managements at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  73

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: (1992)(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee
  (3) Member of Audit Committee
  (4) Member of Pricing and Investment Committee
  (5) Member of Corporate Governance Committee
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
  (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

74  | USAA EMERGING MARKETS FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA
Vice President
Born: June 1966
Year of Appointment: 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (9/01-9/09).

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, IMCO (3/10-present); Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments (12/00-1/09).

CHRISTOPHER P. LAIA
Secretary
Born: January 1960
Year of Appointment: 2010

Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Secretary of IMCO and SAS and Vice President and Assistant Secretary of FAI and FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  75

================================================================================

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

 (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

76  | USAA EMERGING MARKETS FUND

================================================================================

TRUSTEES                             Christopher W. Claus
                                     Barbara B. Dreeben
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                       USAA Investment Management Company
INVESTMENT ADVISER,                  P.O. Box 659453
UNDERWRITER, AND                     San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "Products & Services"
SELF-SERVICE 24/7                    click "Investments," then
AT USAA.COM                          "Mutual Funds"

OR CALL                              Under "My Accounts" go to
(800) 531-USAA                       "Investments." View account balances,
        (8722)                       or click "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------
Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) at USAA.COM; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

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   25558-0711                                (C)2011, USAA. All rights reserved.

   ITEM 2.  CODE OF ETHICS.

On September 22, 2010, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 48 funds in all. Only 10 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended
May 31, 2011 and 2010 were $304,929 and $280,916, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2011 and 2010 were $63,358 and $61,513, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended May 31, 2011 and 2010.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2011 and 2010.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for May 31, 2011 and 2010 were $384,316 and $104,896, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2011 and 2010 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

           APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.
















SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2011

By:*     /s/ Christopher P. Laia
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:      08/01/2011
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Christopher W. Claus
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:      08/01/2011
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:      08/01/2011
         ------------------------------
*Print the name and title of each signing officer under his or her signature.